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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 21, 2005

                             CHAPARRAL STEEL COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-51307               20-2373478
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

           300 Ward Road, Midlothian, TX                         76065
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (972) 775-8241


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2--FINANCIAL STATEMENTS

Item 2.02 Results of Operations and Financial Condition.

       On September 21, 2005, the registrant issued a press release disclosing material non-public information regarding the registrant's results of operation and financial condition as of and for its fiscal quarter ended August 31, 2005. That press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

       (a)  Financial Statements of Businesses Acquired. n/a
       (b)  Pro Forma Financial Information. n/a
       (c)  Shell Company Transactions. n/a
       (d)  Exhibits.  Exhibit 99.1--Press Release issued September 21, 2005

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 21, 2005                CHAPARRAL STEEL COMPANY

                                         By:  /s/Robert E. Crawford, Jr.
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                                              Vice President and General Counsel

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                                  EXHIBIT INDEX
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Exhibit 99.1          Press Release Issued September 21, 2005